UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2005

                                  RED HAT, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                     000-26281                  06-1364380
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  (State or Other Juris-            (Commission                (IRS Employer
 diction of Incorporation           File Number)             Identification No.)

    1801 Varsity Drive, Raleigh, NC                                27606
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(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code: 919-754-3700

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On June 30, 2005, Red Hat, Inc. announced its financial results for the quarter ended May 31, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information furnished pursuant to Item 2.02 of this Form 8-K (including
Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

     (c)  Exhibits

          The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

          99.1 Press Release dated June 30, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Red Hat, Inc.

Date: June 30, 2005                               By: /s/ Charles E. Peters, Jr.
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                                                          Charles E. Peters, Jr.

                                  EXHIBIT INDEX

Exhibit No.                       Description
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99.1                              Press release dated June 30, 2005